EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $3,979,000, of $0.639 per Fully Diluted Share for 2008

BLOOMINGTON, Ind., Jan. 29, 2009 (GLOBE NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported net income of $3,979,000 or $0.639 per diluted common share for the year ended December 31, 2008, compared to $7,806,000 or $1.235 per diluted common share for the year ended December 31, 2007. This represents a 49.0 percent decrease in net income and a 48.3 percent decrease in diluted earnings per share.

As discussed in more detail below, net income was significantly impacted by asset quality related issues, most notably a $6,845,000 increase in the provision for loan losses from $2,035,000 in 2007 to $8,880,000 in 2008.

Return on average shareholders' equity for 2008 was 7.11 percent, compared to 14.79 percent for the year ended December 31, 2007. Return on average assets for the year ended December 31, 2008 was 0.50 percent, compared to 1.04 percent for the year ended December 31, 2007.

"I am certainly disappointed by the impact of problem loans on our 2008 results. You can be confident that we are working hard to address all of the issues that are resulting from the downturn in the economy," said Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp and Monroe Bank.

Net loss for the fourth quarter of 2008 was ($209,000) or ($0.034) per diluted common share, compared to net income of $1,606,000 or $0.258 per diluted common share for the fourth quarter of 2007 and $735,000 or $0.118 per diluted common share for the third quarter of 2008. The provision for loan losses was $4,150,000 for the fourth quarter of 2008 compared to $1,150,000 for the same period of 2007.

Financial Performance

Net interest income before the provision for loan losses increased 2.4 percent to $23,601,000 for the year ended December 31, 2008 compared to $23,039,000 for 2007. The tax equivalent net interest margin declined during 2008, decreasing from 3.37 percent for the year ended December 31, 2007, to 3.30 percent for 2008. See the table titled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis" for a reconcilement of GAAP net interest margin to Non-GAAP net interest margin on a tax equivalent basis.

A significant factor contributing to the decline in the Company's net interest margin was the year over year increase in nonperforming loans and other real estate owned (OREO). The average combined balance of nonperforming loans and OREO was $12,169,000 during 2008 compared to $3,763,000 for 2007. The $8,406,000 increase in average combined nonperforming loans and OREO, if calculated at an average yield of 6.0% resulted in a seven basis point reduction in the Company's 2008 net interest margin.

Noninterest income totaled $10,033,000 for the year ended December 31, 2008, compared to $10,251,000 in 2007. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $10,832,000 for 2008 compared to $10,086,000 during 2007. The $746,000 increase (7.4 percent) was largely the result of a $950,000 increase in gains from the sale of securities from the Company's available for sale investment portfolio. It is worth noting that the Company's investment portfolio had unrealized gains (net of taxes) totaling $817,000 at year-end 2008. See the table titled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan" for a reconcilement of GAAP noninterest income and expense to noninterest income and expense without the financial impact of the deferred compensation plan.

Excluding gains from the sale of securities, the Company's three largest sources of fee income were (1) deposit related fees ($3,796,000 in 2008, a 3.2 percent increase over 2007), (2) trust fees ($2,387,000 in 2008, a 6.4 percent increase over 2007) and (3) interchange income on Visa Check Card transactions ($1,098,000 in 2008, a 15.6 percent increase over 2007). Interchange fees earned on Visa Check Card transactions are included in Other Income in the financials included in this release.

"Growing noninterest income from a variety of sources is very important to our overall success. Increased noninterest income reduces the Company's reliance on net interest income which can be subject to wide swings driven by interest rate and real estate related cycles," said Mr. Bradford.

Total noninterest expense increased 0.5 percent to $20,732,000 for the year ended December 31, 2008, as compared to $20,626,000 for 2007. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $21,426,000 for 2008, compared to $20,344,000 for 2007. The $1,082,000, or 5.3 percent increase is largely the result of increases in FDIC assessment expenses (year over year increase of $412,000 or 597.1 percent), employee benefit expense (year over year increase of $302,000 or 17.0 percent) and occupancy expense (year over year increase of $273,000 or 8.8 percent). The increase in occupancy expense is largely related to the opening of two new banking centers in 2008 and another new banking center in December 2007. The latest, which opened on September 2, 2008, is in Noblesville, Hamilton County, a rapidly growing county located just north of Indianapolis.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $18,780,000 (2.29 percent of total assets) at December 31, 2008 compared to $14,565,000 (1.78 percent of total assets) at September 30, 2008 and $8,214,000 (1.06 percent of total assets) at December 31, 2007.

Net charge-offs for the fourth quarter of 2008 totaled $2,374,000 or 0.37 percent of total loans compared to $1,151,000 (0.19 percent of total loans) for the third quarter of 2008 and $643,000 (0.11 percent of total loans) for the fourth quarter of 2007.

Due to general economic conditions in the real estate (R/E) markets, credit quality has been under pressure. The Bank maintains a "watch list" representing credits that require above average attention in order to mitigate the risk of default or loss. Over the periods noted below, the watch list consisted of the following:

  Watch List Data                   12/31/2008   9/30/2008  12/31/2007
  ---------------                   ----------   ---------  ----------
  Total Watch List ($)              59,172,000  34,531,000  18,478,000
  Number of Watch List
   Customers                                52          43          43
  Total Watch List $ greater
   than 30 Days Past Due            14,751,000  15,821,000   7,793,000
  Total Watch List $ Secured
   by R/E                           55,507,000  31,886,000  16,207,000
  Total Watch List $ Secured
   by Non-R/E                        3,268,000   2,446,000   1,972,000
  Total Watch List $ Unsecured         397,000     199,000     299,000

The watch list consists of credits having deficiencies that, if not corrected, could lead to the possibility of loss in either principal or interest. This risk of loss is mitigated by the nature and quality of collateral, if any, pledged to the loan. When impairment is identified, the collateral is evaluated to determine the likely realizable value and a reserve is placed against the loan or the loan is charged down to the likely realizable value. Real estate values are generally determined based on objective valuations based on current market conditions.

As of December 31, 2008, 75.1 percent of the watch list exposure was less than thirty days past due, compared to 54.2 percent as of September 30, 2008, and 57.8 percent as of December 31, 2007. The largest areas of stress within the loan portfolio are loans for Residential Real Estate Development, Residential Speculative Construction, Unimproved Land and loans secured by 1-4 Family Non-Owner Occupied Residential Properties. These four categories combined account for 65.9 percent of the watch list as of December 31, 2008.

 Residential Real Estate Development Loans    12/31/2008    9/30/2008
 ------------------------------------------   ----------   ----------
 Total Loans ($) Secured by Residential
  R/E Development Collateral                  35,921,000   39,340,000
 Total Loans ($) Secured by Residential R/E
  Development Collateral Originated in
  Central Indiana                             30,445,000   34,214,000
 Total Watch List ($) Secured by Residential
  R/E Development Collateral                  22,919,000   13,966,000
 Total Watch List ($) Secured by Residential
  R/E Development Collateral Originated in
  Central Indiana                             22,740,000   13,945,000
 Total Loans $ greater than 30 Days Past
  Due Secured by Residential R/E Development
  Collateral                                   4,195,000    7,972,000
 Total Loans $ greater than 30 Days Past Due
  Secured by Residential R/E Development
  Collateral
  Originated in Central Indiana                4,179,000    7,956,000

 Residential Speculative Construction Loans   12/31/2008    9/30/2008
 ------------------------------------------   ----------   ----------
 Total Loans ($) Secured by Residential
  Speculative Construction Collateral         16,950,000   18,632,000
 Total Loans ($) Secured by Residential
  Speculative Construction Collateral
  Originated in Central Indiana                7,999,000    9,305,000
 Total Watch List ($) Secured by
  Residential Speculative
  Construction Collateral                      8,994,000    1,724,000
 Total Watch List ($) Secured by
  Residential Speculative Construction
  Collateral Originated in Central Indiana     7,908,000      760,000
 Total Loans $ greater than 30 Days Past
  Due Secured by Residential Speculative
  Construction Collateral                      4,878,000      922,000
 Total Loans $ greater than 30 Days Past
  Due Secured by Residential Speculative
  Construction Collateral Originated in
  Central Indiana                              4,520,000      760,000

 Unimproved Land Loans                        12/31/2008    9/30/2008
 ------------------------------------------   ----------   ----------
 Total Loans ($) Secured by Unimproved
  Land Collateral                             14,050,000   13,371,000
 Total Loans ($) Secured by Unimproved
  Land Collateral Originated in
  Central Indiana                              3,533,000    3,071,000
 Total Watch List ($) Secured by
  Unimproved Land Collateral                   2,605,000    1,535,000
 Total Watch List ($) Secured by
  Unimproved Land Collateral Originated
  in Central Indiana                           1,333,000    1,505,000
 Total Loans $ greater than 30 Days Past
  Due Secured by Unimproved Land Collateral    1,359,000    2,738,000
 Total Loans $ greater than 30 Days Past
  Due Secured by Unimproved Land Collateral
  Originated in Central Indiana                1,333,000    1,448,000

 1-4 Family Non-Owner Occupied
  Residential Loans                           12/31/2008    9/30/2008
 ------------------------------------------   ----------   ----------
 Total Loans ($) Secured by 1-4 Family
  Non-Owner Occupied Residential Collateral   57,563,000   56,382,000
 Total Loans ($) Secured by 1-4 Family
  Non-Owner Occupied Residential
  Collateral Originated in Central Indiana    10,696,000   10,177,000
 Total Watch List ($) Secured by 1-4
  Family Non-Owner Occupied
  Residential Collateral                       4,494,000    4,583,000
 Total Watch List ($) Secured by 1-4 Family
  Non-Owner Occupied Residential
  Collateral Originated in Central Indiana     3,608,000    4,071,000
 Total Loans $ greater than 30 Days Past
  Due Secured by 1-4 Family Non-Owner
  Occupied Residential Collateral                651,000    1,839,000
 Total Loans $ greater than 30 Days Past
  Due Secured by 1-4 Family Non-Owner
  Occupied Residential Collateral
  Originated in Central Indiana                  207,000    1,617,000

"We increased the ratio of our allowance for loan losses to total loans from 1.14 percent at the end of 2007 to 1.76 percent at December 31, 2008 in response to general economic conditions and deterioration in our Residential Real Estate Development, Residential Speculative Construction, Unimproved Land and 1-4 Family Non-Owner Occupied Residential loan portfolio. Problem asset resolution is our number one priority, and we are devoting a significant amount of time and effort to identifying and resolving asset quality issues," said Mr. Bradford.

Financial Condition

Total assets at December 31, 2008 were $819,799,000, an increase of 5.4 percent from $778,080,000 at December 31, 2007. Total loans, including loans held for sale, totaled $633,091,000 on December 31, 2008, an 8.3 percent increase from total loans on December 31, 2007, which were $584,831,000.

Total deposits at December 31, 2008 were $665,179,000 compared to $619,717,000 at December 31, 2007, an increase of $45,462,000 or 7.3 percent.

Other Company News

A highlight of 2008 was the completion of the Company's plan to transition from less visible, limited service branches in Hendricks County to more visible, strategically located full-service banking centers. While the opening of the third Banking Center on January 14, 2008 in Avon marked the completion of the Company's Hendricks County branch expansion plans, the Company's growth plans in the northeast area of the Indianapolis metropolitan region commenced with the opening on September 2, 2008 of a new, full-service banking center located in Noblesville. Special marketing promotions and events were held to celebrate the grand openings of these banking centers and to develop core consumer relationships.

While the Bank's expansion into Central Indiana remained a primary focus during 2008, the Bank expanded its presence in all markets by offering customers the opportunity to open accounts online. Starting January 2, 2008, this convenient online account opening alternative broadened the delivery channel for checking and savings products that allows customers to open accounts in a time, place and manner of their choosing. Another technological efficiency was the active promotion of paperless online statements in April 2008. This additional service has enhanced the package of electronic services offered to our customers. Digital Deposit, an electronic business check deposit solution launched in December 2006, continued to be well received by business customers in 2008. Electronic banking solutions for both personal and business customers have positioned the Bank to be accessible to both users of traditional banking channels and customers who prefer electronic banking channels.

The Company introduced the CDARS -- Certificate of Deposit Account Registry Service -- program in September 2008. This program offers customers access to multi-million dollar FDIC insurance on their Certificate of Deposit balances up to $50 million per customer. This program has been beneficial to customers who have sought alternative ways to insure funds that exceed FDIC maximums.

Separately, the Company announced that it has applied for approval to participate in the U.S. Treasury Department's Capital Purchase Program (CPP). If approved to participate in the CPP and if the Company ultimately determines to accept funds under the CPP, the Company could sell to the Treasury Department up to approximately $19 million in newly issued preferred equity. Authorization of the preferred equity would require shareholder approval. As part of its investment, the Treasury Department also would receive warrants to purchase common stock of the Company having an aggregate market price of 15 percent of the investment amount. The Treasury Department is not obligated to accept the Company's application to participate in the CPP or may decide to purchase less than the $19 million of preferred equity requested by the Company in its application. The Company cannot predict when or if it will be approved to participate in the CPP, or if it is approved to participate, whether it will accept funds under the CPP.

The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 30, 2009 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4316

Additional financial information follows this press release. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting:

(1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included with this release, reconciles the non-GAAP financial measure 'net interest income (tax-equivalent)' with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP.

(2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan", included with this release, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) changes in competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) changes in prepayment speeds, charge-offs and loan loss provisions; (4) changes in general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)

 Financial Summary

 (dollar amounts in thousands except per share data)

              --------------------------------------------------------
                                    Quarters Ended
              --------------------------------------------------------
                 Dec 2008   Sep 2008   Jun 2008   Mar 2008  Dec 2007
              --------------------------------------------------------
  BALANCE SHEET *
 ---------------------------------------------------------------------
 Cash and
  Interest-
  Earning
  Deposits      $   15,058 $   33,675 $   27,141 $   30,559 $   24,563
 ---------------------------------------------------------------------
 Federal Funds
  Sold               8,663     26,593      1,654      2,565      1,077
 ---------------------------------------------------------------------
 Securities        121,530     99,795    106,591    121,074    125,658
 ---------------------------------------------------------------------
 Total Loans       633,091    616,226    602,369    581,956    584,831
 ---------------------------------------------------------------------
  Loans Held
   for Sale          3,389      2,406      4,110      2,176      2,974
 ---------------------------------------------------------------------
  Commercial &
   Industrial      104,779     97,373     99,141    100,378    104,611
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial &
    Residential    398,896     368,363   355,393    333,725    332,664
 ---------------------------------------------------------------------
   Construction
    & Vacant
    Land            80,917    103,459     99,694    102,428    101,011
 ---------------------------------------------------------------------
   Home Equity      28,976     27,305     25,783     25,534     25,222
 ---------------------------------------------------------------------
  Installment
   Loans            16,134     17,320     18,248     17,715     18,349
 ---------------------------------------------------------------------
 Reserve for
  Loan Losses       11,172      9,397      7,748      7,273      6,654
 ---------------------------------------------------------------------
 Bank Premises
  and Equipment     20,750     20,836     20,534     20,173     20,029
 ---------------------------------------------------------------------
 Federal Home
  Loan Bank
  Stock              2,312      2,312      2,312      2,312      2,312
 ---------------------------------------------------------------------
 Interest
  Receivable
  and Other
  Assets            29,567     28,969     25,351     25,420     26,264
 ---------------------------------------------------------------------
    Total
     Assets     $  819,799 $  819,009 $  778,204 $  776,786 $  778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits  $ 665,179 $  679,421 $  623,871 $  637,230 $  619,717
 ---------------------------------------------------------------------
  Noninterest
   Checking         84,317     88,264     79,548     76,716     81,542
 ---------------------------------------------------------------------
  Interest
   Bearing
   Checking &
   NOW             107,124    125,407    129,422    122,987    131,295
 ---------------------------------------------------------------------
  Regular
   Savings          16,619     16,844     17,876     18,710     17,712
 ---------------------------------------------------------------------
  Money Market
   Savings         108,246    106,808    116,862    109,105     99,135
 ---------------------------------------------------------------------
  CDs & CDARs
   Less than
   $100,000        155,127    142,648    139,584    146,815    150,422
 ---------------------------------------------------------------------
  CDARs Greater
   than
   $100,000 &
   Brokered CDs     67,949     23,101     13,101     10,034     10,034
 ---------------------------------------------------------------------
  CDs Greater
   than
   $100,000        125,741    175,906    127,163    152,473    128,602
 ---------------------------------------------------------------------
  Other Time            56        443        315        390        975
 ---------------------------------------------------------------------
 Total
  Borrowings        93,203     75,954     88,723     70,328     96,421
 ---------------------------------------------------------------------
  Federal Funds
   Purchased            --         --     12,810     5,256      24,850
 ---------------------------------------------------------------------
  Securities
   Sold Under
   Repurchase
   Agreement        59,404     46,569     46,390    45,717      43,195
 ---------------------------------------------------------------------
  FHLB Advances     25,523     20,186     21,249     9,262      18,273
 ---------------------------------------------------------------------
  Loans Sold
   Under
   Repurchase
   Agreement &
   Other Debt           28        951         26     1,845       1,855
 ---------------------------------------------------------------------
  Subordinated
   Debentures
   - Trust
   Preferred         8,248      8,248      8,248     8,248       8,248
 ---------------------------------------------------------------------
 Interest
  Payable and
  Other
  Liabilities        5,496      7,942      9,578    13,072       7,490
 ---------------------------------------------------------------------
    Total
     Liabilities   763,878    763,317    722,172    720,630    723,628
 ---------------------------------------------------------------------
 Shareholders'
  Equity            55,921     55,692     56,032     56,156     54,452
 ---------------------------------------------------------------------
    Total
     Liabilities
     and Share-
     holders'
     Equity     $  819,799 $  819,009 $  778,204 $  776,786 $  778,080
 ---------------------------------------------------------------------
 ---------------------------------------------------------------------
 Book Value
  Per Share     $     8.99 $     8.95 $     9.01 $     9.03 $     8.76
 ---------------------------------------------------------------------
 End of Period
  Shares Issued
  and
  Outstanding    6,227,550  6,227,550  6,227,550  6,227,550  6,227,550
 ---------------------------------------------------------------------
 Less: Unearned
  ESOP Shares        7,601      5,900      8,300     10,700     13,100
 ---------------------------------------------------------------------
 End of Period
  Shares Used
  to Calculate
  Book Value     6,219,949  6,221,650  6,219,250  6,216,850  6,214,450
 ---------------------------------------------------------------------

                                        ------------------------------
                                                    Years Ended
                                        ------------------------------
                                                 Dec 2008    Dec 2007
                                        ------------------------------
 BALANCE SHEET *
 ---------------------------------------------------------------------
 Cash and Interest-Earning Deposits             $   15,058  $   24,563
 ---------------------------------------------------------------------
 Federal Funds Sold                                  8,663       1,077
 ---------------------------------------------------------------------
 Securities                                        121,530     125,658
 ---------------------------------------------------------------------
 Total Loans                                       633,091     584,831
 ---------------------------------------------------------------------
  Loans Held for Sale                                3,389       2,974
 ---------------------------------------------------------------------
  Commercial & Industrial                          104,779     104,611
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial & Residential                        398,896     332,664
 ---------------------------------------------------------------------
   Construction & Vacant Land                       80,917     101,011
 ---------------------------------------------------------------------
    Home Equity                                     28,976      25,222
 ---------------------------------------------------------------------
  Installment Loans                                 16,134      18,349
 ---------------------------------------------------------------------
 Reserve for Loan Losses                            11,172       6,654
 ---------------------------------------------------------------------
 Bank Premises and Equipment                        20,750      20,029
 ---------------------------------------------------------------------
 Federal Home Loan Bank Stock                        2,312       2,312
 ---------------------------------------------------------------------
 Interest Receivable and Other Assets               29,567      26,264
 ---------------------------------------------------------------------
    Total Assets                                $  819,799  $  778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits                                 $  665,179  $  619,717
 ---------------------------------------------------------------------
  Noninterest Checking                              84,317      81,542
 ---------------------------------------------------------------------
  Interest Bearing Checking & NOW                  107,124     131,295
 ---------------------------------------------------------------------
  Regular Savings                                   16,619      17,712
 ---------------------------------------------------------------------
  Money Market Savings                             108,246      99,135
 ---------------------------------------------------------------------
  CDs & CDARs Less than $100,000                   155,127     150,422
 ---------------------------------------------------------------------
  CDARs Greater than $100,000 & Brokered CDs        67,949      10,034
 ---------------------------------------------------------------------
  CDs Greater than $100,000                        125,741     128,602
 ---------------------------------------------------------------------
  Other Time                                            56         975
 ---------------------------------------------------------------------
 Total Borrowings                                   93,203      96,421
 ---------------------------------------------------------------------
 Federal Funds Purchased                                --      24,850
 ---------------------------------------------------------------------
 Securities Sold Under Repurchase
  Agreement                                         59,404      43,195
 ---------------------------------------------------------------------
 FHLB Advances                                      25,523      18,273
 ---------------------------------------------------------------------
 Loans Sold Under Repurchase Agreement &
  Other Debt                                            28       1,855
 ---------------------------------------------------------------------
 Subordinated Debentures - Trust Preferred           8,248       8,248
 ---------------------------------------------------------------------
 Interest Payable and Other Liabilities              5,496       7,490
 ---------------------------------------------------------------------
    Total Liabilities                              763,878     723,628
 ---------------------------------------------------------------------
 Shareholders' Equity                               55,921      54,452
 ---------------------------------------------------------------------
    Total Liabilities and Shareholders'
     Equity                                     $  819,799  $  778,080
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per Share                           $     8.99  $     8.76
 ---------------------------------------------------------------------
 End of Period Shares Issued and
  Outstanding                                    6,227,550   6,227,550
 ---------------------------------------------------------------------
 Less:  Unearned ESOP Shares                         7,601      13,100
 ---------------------------------------------------------------------
 End of Period Shares Used to
  Calculate Book Value                           6,219,949   6,214,450
 ---------------------------------------------------------------------

 * period end numbers

 Monroe Bancorp (MROE)

 Financial Summary

 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
   INCOME STATEMENT   Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Interest Income      $ 10,141  $ 10,472  $ 10,366  $ 11,483  $ 12,141
 ---------------------------------------------------------------------
 Interest Expense        4,152     4,492     4,610     5,607     6,390
 ---------------------------------------------------------------------
 Net Interest
  Income                 5,989     5,980     5,756     5,876     5,751
 ---------------------------------------------------------------------
 Loan Loss Provision     4,150     2,800     1,050       880     1,150
 ---------------------------------------------------------------------
 Total Noninterest
  Income                 2,096     2,549     3,024     2,364     2,468
 ---------------------------------------------------------------------
  Service Charges
   on Deposit
   Accounts               946        996       985       869       964
 ---------------------------------------------------------------------
  Trust Fees              553        592       634       608       604
 ---------------------------------------------------------------------
  Commission Income       201        208       246       219       229
 ---------------------------------------------------------------------
  Gain on Sale of
   Loans                  141        189       175       198       147
 ---------------------------------------------------------------------
  Realized Gains on
   Trading and
   Available for
   Sale Securities        175        210       439       140         5
 ---------------------------------------------------------------------
  Unrealized Gains
   (Losses) on
   Trading
   Securities
   Associated with
   Directors'
   Deferred Comp
   Plan                   (354)     (222)      (50)     (217)     (154)
 ---------------------------------------------------------------------
  Other Operating
   Income                  434       576       595       547       673
 ---------------------------------------------------------------------
 Total Noninterest
  Expense                4,901     5,069     5,371     5,391     4,984
 ---------------------------------------------------------------------
  Salaries & Wages       2,160     2,175     2,204     2,204     2,189
 ---------------------------------------------------------------------
  Commissions,
   Options &
   Incentive
   Compensation            337       339       417       379       277
 ---------------------------------------------------------------------
  Employee Benefits        343       517       535       681       393
 ---------------------------------------------------------------------
  Premises &
   Equipment               826       844       830       873       765
 ---------------------------------------------------------------------
  Advertising              138       187       179       220       131
 ---------------------------------------------------------------------
  Legal Fees               158       121       102       185       208
 ---------------------------------------------------------------------
  Appreciation
   (Depreciation)
   in Directors'
   Deferred
   Compensation Plan      (317)     (203)      (23)     (164)      (23)
 ---------------------------------------------------------------------
  Other Operating
   Expenses              1,256     1,089     1,127     1,013     1,043
 ---------------------------------------------------------------------
 Income Before
  Income Tax              (966)      660     2,359     1,969     2,085
 ---------------------------------------------------------------------
 Income Tax Expense
  (Benefit)               (757)      (75)      499       376       479
 ---------------------------------------------------------------------
 Net Income After
  Tax & Before
  Extraordinary
  Items                   (209)      735     1,860     1,593     1,606
 ---------------------------------------------------------------------
 Extraordinary Items        --        --        --        --        --
 ---------------------------------------------------------------------
 Net Income           $   (209) $    735  $  1,860  $  1,593  $  1,606
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Basic Earnings Per
  Share               $ (0.034) $  0.118  $  0.299  $  0.256  $  0.259
 ---------------------------------------------------------------------
 Diluted Earnings
  Per Share           $ (0.034) $  0.118  $  0.299  $  0.256  $  0.258
 ---------------------------------------------------------------------

                                            -------------------------
                                                      Years Ended
                                             -------------------------
    INCOME STATEMENT                              Dec 2008    Dec 2007
 ---------------------------------------------------------------------
 Interest Income                                 $  42,462   $  48,474
 ---------------------------------------------------------------------
 Interest Expense                                   18,861      25,435
 ---------------------------------------------------------------------
 Net Interest Income                                23,601      23,039
 ---------------------------------------------------------------------
 Loan Loss Provision                                 8,880       2,035
 ---------------------------------------------------------------------
 Total Noninterest Income                           10,033      10,251
 ---------------------------------------------------------------------
   Service Charges on Deposit Accounts               3,796       3,680
 ---------------------------------------------------------------------
   Trust Fees                                        2,387       2,243
 ---------------------------------------------------------------------
   Commission Income                                   874         910
 ---------------------------------------------------------------------
   Gain on Sale of Loans                               703         817
 ---------------------------------------------------------------------
   Realized Gains on Trading and
    Available for Sale Securities                      964          49
 ---------------------------------------------------------------------
   Unrealized Gains (Losses) on Trading
    Securities Associated with
    Directors' Deferred Comp Plan                     (843)         17
 ---------------------------------------------------------------------
   Other Operating Income                            2,152       2,535
 ---------------------------------------------------------------------
 Total Noninterest Expense                          20,732      20,626
 ---------------------------------------------------------------------
   Salaries & Wages                                  8,743       8,621
 ---------------------------------------------------------------------
   Commissions, Options & Incentive
    Compensation                                     1,472       1,737
 ---------------------------------------------------------------------
   Employee Benefits                                 2,076       1,774
 ---------------------------------------------------------------------
   Premises & Equipment                              3,373       3,100
 ---------------------------------------------------------------------
   Advertising                                         724         667
 ---------------------------------------------------------------------
   Legal Fees                                          566         566
 ---------------------------------------------------------------------
   Appreciation (Depreciation) in
    Directors' Deferred Compensation Plan             (707)        267
 ---------------------------------------------------------------------
   Other Operating Expenses                          4,485       3,894
 ---------------------------------------------------------------------
 Income Before Income Tax                            4,022      10,629
 ---------------------------------------------------------------------
 Income Tax Expense (Benefit)                           43       2,823
 ---------------------------------------------------------------------
 Net Income After Tax & Before
  Extraordinary Items                                3,979       7,806
 ---------------------------------------------------------------------
 Extraordinary Items                                    --          --
 ---------------------------------------------------------------------
 Net Income                                      $   3,979   $   7,806
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Basic Earnings Per Share                        $   0.640   $   1.240
 ---------------------------------------------------------------------
 Diluted Earnings Per Share                      $   0.639   $   1.235
 ---------------------------------------------------------------------

Monroe Bancorp (MROE)

 Financial Summary

 (dollar amounts in thousands except per share data)

                  ----------------------------------------------------
                                    Quarters Ended
                  ----------------------------------------------------
     ASSET QUALITY    Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Net Charge-Offs
   (Recoveries)       $  2,375  $  1,151  $    575  $    261  $    643
 ---------------------------------------------------------------------
 OREO Expenses             121         4        22        82        10
 ---------------------------------------------------------------------
   Total Credit
    Charges           $  2,496  $  1,155  $    597  $    343  $    653
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Nonperforming
  Loans               $ 14,329  $ 14,000  $ 15,906  $  6,944   $ 6,938
 ---------------------------------------------------------------------
 OREO                    3,257       438       493       848       841
 ---------------------------------------------------------------------
    Nonperforming
     Assets             17,586    14,438    16,399     7,792     7,779
 ---------------------------------------------------------------------
 90 Day Past Due
  Loans Net of
  Nonperforming
  Loans                  1,194       127        73       563       435
 ---------------------------------------------------------------------
    Nonperforming
     Assets + 90
     Day Past Due
                      $ 18,780  $ 14,565  $ 16,472  $  8,355  $  8,214
 ---------------------------------------------------------------------

                                             -------------------------
                                                     Years Ended
                                             -------------------------
     ASSET QUALITY                              Dec 2008     Dec 2007
 ---------------------------------------------------------------------
 Net Charge-Offs (Recoveries)                     $  4,362    $  1,525
 ---------------------------------------------------------------------
 OREO Expenses                                         229          67
 ---------------------------------------------------------------------
   Total Credit Charges                           $  4,591    $  1,592
  --------------------------------------------------------------------

 Nonperforming Loans                              $ 14,329    $  6,938
 ---------------------------------------------------------------------
 OREO                                                3,257         841
 ---------------------------------------------------------------------
    Nonperforming Assets                            17,586       7,779
 ---------------------------------------------------------------------
 90 Day Past Due Loans Net of
  Nonperforming Loans                                1,194         435
 ---------------------------------------------------------------------
    Nonperforming Assets + 90
     Day Past Due                                 $ 18,780    $  8,214
 ---------------------------------------------------------------------

                  ----------------------------------------------------
                                      Quarters Ended
                  ----------------------------------------------------
                     Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
                  ----------------------------------------------------
  RATIO ANALYSIS
   - CREDIT QUALITY *
 ---------------------------------------------------------------------
 NCO/Loans                1.50%     0.75%     0.38%     0.18%     0.44%
 ---------------------------------------------------------------------
 Credit Charges/
  Loans & OREO            1.57%     0.75%     0.40%     0.24%     0.45%
 ---------------------------------------------------------------------
 Nonperforming
  Loans/Loans             2.26%     2.27%     2.64%     1.19%     1.19%
 ---------------------------------------------------------------------
 Nonperforming
  Assets/Loans &
  OREO                    2.76%     2.34%     2.72%     1.34%     1.33%
 ---------------------------------------------------------------------
 Nonperforming
  Assets/Assets           2.15%     1.76%     2.11%     1.00%     1.00%
 ---------------------------------------------------------------------
 Nonperforming
  Assets + 90 Day
  PD/Assets               2.29%     1.78%     2.12%     1.08%     1.06%
 ---------------------------------------------------------------------
 Reserve/
  Nonperforming
  Loans                  77.97%    67.12%    48.71%   104.74%    95.91%
 ---------------------------------------------------------------------
 Reserve/Total
  Loans                   1.76%     1.52%     1.29%     1.25%     1.14%
 ---------------------------------------------------------------------
 Equity & Reserves/
  Nonperforming
  Assets                381.51%   450.82%   388.93%   814.03%   785.53%
 ---------------------------------------------------------------------
 OREO/Nonperforming
  Assets                 18.52%     3.03%     3.01%    10.88%    10.81%
 ---------------------------------------------------------------------

                                             -------------------------
 RATIO ANALYSIS                                      Years Ended
   - CREDIT QUALITY *                           Dec 2008     Dec 2007
 ---------------------------------------------------------------------
 NCO/Loans                                            0.69%       0.26%
 ---------------------------------------------------------------------
 Credit Charges/Loans & OREO                          0.72%       0.27%
 ---------------------------------------------------------------------
 Nonperforming Loans/Loans                            2.26%       1.19%
 ---------------------------------------------------------------------
 Nonperforming Assets/Loans & OREO                    2.76%       1.33%
 ---------------------------------------------------------------------
 Nonperforming
  Assets/Assets                                       2.15%       1.00%
 ---------------------------------------------------------------------
 Nonperforming Assets + 90 Day PD/Assets              2.29%       1.06%
 ---------------------------------------------------------------------
 Reserve/Nonperforming Loans                         77.97%      95.91%
 ---------------------------------------------------------------------
 Reserve/Total Loans                                  1.76%       1.14%
 ---------------------------------------------------------------------
 Equity & Reserves/Nonperforming Assets             381.51%     785.53%
 ---------------------------------------------------------------------
 OREO/Nonperforming Assets                           18.52%      10.81%
 ---------------------------------------------------------------------

                  ----------------------------------------------------
                                         Quarters Ended
                  ----------------------------------------------------
                      Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 RATIO ANALYSIS -
  CAPITAL ADEQUACY *
 ---------------------------------------------------------------------
 Equity/Assets            6.82%     6.80%     7.20%     7.23%     7.00%
 ---------------------------------------------------------------------
 Equity/Loans             8.83%     9.04%     9.30%     9.65%     9.31%
 ---------------------------------------------------------------------

                                             -------------------------
                                                     Years Ended
                                                Dec 2008     Dec 2007
 ---------------------------------------------------------------------
 RATIO ANALYSIS -
  CAPITAL ADEQUACY *
 ---------------------------------------------------------------------
 Equity/Assets                                        6.82%       7.00%
 ---------------------------------------------------------------------
 Equity/Loans                                         8.83%       9.31%
 ---------------------------------------------------------------------

                  ----------------------------------------------------
                                     Quarters Ended
                  ----------------------------------------------------
                     Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
                  ----------------------------------------------------

  RATIO ANALYSIS -
   PROFITABILITY
 ---------------------------------------------------------------------
 Return on Average
  Assets                 -0.10%     0.37%     0.96%     0.82%     0.83%
 ---------------------------------------------------------------------
 Return on Average
  Equity                 -1.49%     5.20%    13.26%    11.62%    11.89%
 ---------------------------------------------------------------------
 Net Interest Margin
  (Tax-Equivalent) (1)    3.23%     3.31%     3.31%     3.36%     3.29%
 ---------------------------------------------------------------------

                                             -------------------------
                                                    Years Ended
                                               Dec 2008     Dec 2007
 ---------------------------------------------------------------------
  RATIO ANALYSIS -
   PROFITABILITY
 ---------------------------------------------------------------------
 Return on Average Assets                             0.50%       1.04%
 ---------------------------------------------------------------------
 Return on Average Equity                             7.11%      14.79%
 ---------------------------------------------------------------------
 Net Interest Margin (Tax-Equivalent) (1)             3.30%       3.37%
 ---------------------------------------------------------------------

 *   Based on period end numbers

 (1) Interest income on tax-exempt
     securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%. Reclassification of amounts from prior periods were made to conform to the September 2007
     presentation.

Monroe Bancorp (MROE)

 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
 Margin on a Tax-Equivalent Basis (dollar amounts in thousands except per share data)

                  ----------------------------------------------------
                                    Quarters Ended
                  ----------------------------------------------------
                     Dec 2008   Sep 2008  Jun 2008  Mar 2008 Dec 2007
 ---------------------------------------------------------------------
 Net Interest
  Income             $   5,989  $  5,980  $  5,756  $  5,876  $  5,751
 ---------------------------------------------------------------------
 Tax Equivalent
  Adjustment               167       166       189       195       180
 ---------------------------------------------------------------------
 Net Interest
   Income - Tax
   Equivalent        $   6,156  $  6,146  $  5,945  $  6,071  $  5,931
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Average Earning
  Assets              $759,173  $738,927  $723,441  $725,793  $714,737
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net Interest Margin     3.14%     3.22%     3.20%     3.26%    3.19%
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net Interest
  Margin - Tax
  Equivalent             3.23%     3.31%     3.31%     3.36%    3.29%
 ---------------------------------------------------------------------

                                             -------------------------
                                                       Years Ended
                                             -------------------------
                                                 Dec 2008    Dec 2007
 ---------------------------------------------------------------------
 Net Interest
  Income                                         $  23,601   $  23,039
 ---------------------------------------------------------------------
 Tax Equivalent Adjustment                             717         696
 ---------------------------------------------------------------------
 Net Interest Income - Tax Equivalent            $  24,318   $  23,735
 ---------------------------------------------------------------------
 Average Earning Assets                          $ 736,903   $ 703,675
 ---------------------------------------------------------------------

 Net Interest Margin                                  3.20%       3.27%
 ---------------------------------------------------------------------
 Net Interest Margin - Tax Equivalent                 3.30%       3.37%
 ---------------------------------------------------------------------

                  ----------------------------------------------------
                                       Year-to-Date
                  ----------------------------------------------------
                     Dec 2008   Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Net Interest
  Income              $ 23,601  $ 17,611  $ 11,632  $  5,876  $ 23,039
 ---------------------------------------------------------------------
 Tax Equivalent
  Adjustment               717       550       383       195       696
 ---------------------------------------------------------------------
 Net Interest
  Income - Tax
  Equivalent          $ 24,318  $ 18,161  $ 12,015  $  6,071  $ 23,735
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Average Earning
  Assets              $736,903  $729,425  $724,617  $725,793  $703,675
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net Interest Margin      3.20%     3.23%     3.23%     3.26%     3.27%
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net Interest
  Margin - Tax
  Equivalent              3.30%     3.33%     3.33%     3.36%     3.37%
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of
 Deferred Compensation Plan
 (dollar amounts in thousands
 except per share data)

                    -------------------------------------------------
                                      Quarters Ended
                    -------------------------------------------------
                     Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 --------------------------------------------------------------------
 Interest and
  Dividend Income       $  29     $  22     $  23     $  32     $  38
 --------------------------------------------------------------------
 Realized and
  Unrealized
  Gains (Losses)        (355)     (222)      (48)     (204)     (148)
 --------------------------------------------------------------------
 Other Income              12        --         6        12        91
 --------------------------------------------------------------------
   Total Income
    From Plan:          (314)     (200)      (19)     (160)      (19)
 --------------------------------------------------------------------

 Change in Deferred
  Compensation
  Liability             (317)     (203)      (23)     (164)      (23)
 --------------------------------------------------------------------
 Trustee Fees               3         3         4         4         4
 --------------------------------------------------------------------
   Total Expense
    of Plan:            (314)     (200)      (19)     (160)      (19)
 --------------------------------------------------------------------

   Net Impact of Plan:  $  --     $  --     $  --     $  --     $  --
 --------------------------------------------------------------------

                                                  -------------------
                                                       Years Ended
                                                  -------------------
                                                  Dec 2008   Dec 2007
 --------------------------------------------------------------------
 Interest and Dividend Income                       $ 106      $ 117
 --------------------------------------------------------------------
 Realized and Unrealized Gains (Losses)             (829)         66
 --------------------------------------------------------------------
 Other Income                                          30         99
 --------------------------------------------------------------------
   Total Income From Plan:                          (693)        282
 --------------------------------------------------------------------

 Change in Deferred Compensation Liability          (707)        267
 --------------------------------------------------------------------
 Trustee Fees                                          14         15
 --------------------------------------------------------------------
   Total Expense of Plan:                           (693)        282
 --------------------------------------------------------------------

   Net Impact of Plan:                              $  --      $  --
 --------------------------------------------------------------------

 Reconciliation of GAAP Noninterest Income &
 Expense to Noninterest Income & Expense
 Without the Financial Impact of the Deferred
 Compensation Plan
 (dollar amounts in thousands
 except per share data)

                      ------------------------------------------------
                                        Quarters Ended
                      ------------------------------------------------
                      Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Noninterest
  Income              $  2,096  $  2,549  $  3,024  $  2,364  $  2,468
 ---------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income     (343)     (222)      (42)     (192)      (57)
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Income:              2,439     2,771     3,066     2,556     2,525
 ---------------------------------------------------------------------

 Total Noninterest
  Expense                4,901     5,069     5,371     5,391     4,984
 ---------------------------------------------------------------------
 Expense of
  Deferred
  Compensation Plan      (314)     (200)      (19)     (160)      (19)
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Expense:             5,215     5,269     5,390     5,551     5,003
 ---------------------------------------------------------------------

                                         -----------------------------
                                                  Years Ended
                                         -----------------------------
                                         Dec 2008             Dec 2007
 ---------------------------------------------------------------------
 Total Noninterest Income                $ 10,033             $ 10,251
 ---------------------------------------------------------------------
 Income of Deferred Comp Plan Incl. in
  Noninterest Income                        (799)                  165
 ---------------------------------------------------------------------
   Adjusted Noninterest Income:            10,832               10,086
 ---------------------------------------------------------------------

 Total Noninterest Expense                 20,732               20,626
 ---------------------------------------------------------------------
 Expense of Deferred Compensation Plan      (693)                  282
 ---------------------------------------------------------------------
   Adjusted Noninterest Expense:           21,425               20,344
 ---------------------------------------------------------------------

                      ------------------------------------------------
                                        Year-to-Date
                      ------------------------------------------------
                      Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Noninterest
  Income              $ 10,033  $  7,937  $  5,388  $  2,364  $ 10,251
 ---------------------------------------------------------------------
 Income of Deferred
  Comp Plan Incl. in
  Noninterest Income  $  (799)     (456)     (234)     (192)       165
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Income:             10,832     8,393     5,622     2,556    10,086
 ---------------------------------------------------------------------

 Total Noninterest
  Expense               20,732    15,830    10,762     5,391    20,626
 ---------------------------------------------------------------------
 Expense of
  Deferred
  Compensation Plan      (693)     (380)     (179)     (160)       282
 ---------------------------------------------------------------------
   Adjusted
    Noninterest
    Expense:            21,425    16,210    10,941     5,551    20,344
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                      ------------------------------------------------
                                       Quarters Ended
                      ------------------------------------------------
                      Dec 2008  Sep 2008  Jun 2008  Mar 2008  Dec 2007
 ---------------------------------------------------------------------
 Total Average Loans  $624,421  $609,184  $591,310  $582,255  $574,273
 ---------------------------------------------------------------------
   Average Commercial
    & Industrial       101,347    97,911    99,546    98,603   100,360
 ---------------------------------------------------------------------
   Average
    Real Estate:       506,315   493,567   473,521   465,625   455,269
 ---------------------------------------------------------------------
     Average
      Commercial &
      Residential      379,409   365,942   344,213   338,160   321,287
 ---------------------------------------------------------------------
     Average
      Construction &
      Vacant Land       98,531   101,162   103,745   102,116   108,417
 ---------------------------------------------------------------------
     Average
      Home Equity       28,375    26,463    25,563    25,349    25,565
 ---------------------------------------------------------------------
   Average
    Installment
    Loans               16,759    17,706    18,243    18,027    18,644
 ---------------------------------------------------------------------
 Average Federal
  Funds Sold            11,444     9,161     3,907    10,462     9,445
 ---------------------------------------------------------------------
 Average Federal
  Home Loan
  Bank Stock             2,312     2,312     2,312     2,312     2,312
 ---------------------------------------------------------------------

 Total Average
  Deposits            $669,074  $652,031  $633,127  $643,686  $625,656
 ---------------------------------------------------------------------
   Average
    Noninterest
    Checking            81,805    81,425    79,062    75,673    74,875
 ---------------------------------------------------------------------
   Average Interest
    Bearing Checking
    & NOW              120,196   129,898   126,399   132,683   137,218
 ---------------------------------------------------------------------
   Average Regular
    Savings             16,658    17,733    18,153    17,937    17,790
 ---------------------------------------------------------------------
   Average Money
    Market Savings     104,398   110,292   111,797   104,415    99,049
 ---------------------------------------------------------------------
   Average CDs Less
    than $100,000      197,271   149,907   141,550   147,598   138,900
 ---------------------------------------------------------------------
   Average CDs
    Greater than
    $100,000           132,340   147,051   139,725   149,277   141,244
 ---------------------------------------------------------------------
   Average Other Time   16,406    15,725    16,441    16,103    16,580
 ---------------------------------------------------------------------
 Average Federal
  Funds Purchased          321     2,892     5,906     3,511     2,281
 ---------------------------------------------------------------------
 Average Securities
  Sold Under
  Repurchase
  Agreement             55,674    42,768    42,332    41,894    49,305
 ---------------------------------------------------------------------
 Average FHLB
  Advances              19,486    21,215    18,005    16,050    18,304
 ---------------------------------------------------------------------

                                                  -------------------
                                                       Years Ended
                                                  -------------------
                                                  Dec 2008   Dec 2007
 --------------------------------------------------------------------
 Total Average Loans                              $601,875   $564,483
 --------------------------------------------------------------------
   Average Commercial & Industrial                  99,353     99,884
 --------------------------------------------------------------------
   Average Real Estate:                            484,841    446,144
 --------------------------------------------------------------------
     Average Commercial & Residential              357,018    316,578
 --------------------------------------------------------------------
     Average Construction & Vacant Land            101,380    104,088
 --------------------------------------------------------------------
     Average Home Equity                            26,443     25,478
 --------------------------------------------------------------------
   Average Installment Loans                        17,681     18,455
 --------------------------------------------------------------------
 Average Federal Funds Sold                          8,754     11,102
 --------------------------------------------------------------------
 Average Federal Home Loan Bank Stock                2,312      2,312
 --------------------------------------------------------------------

 Total Average Deposits                           $649,540   $611,907
 --------------------------------------------------------------------
   Average Noninterest Checking                     79,503     77,725
 --------------------------------------------------------------------
   Average Interest Bearing Checking & NOW         127,282    129,887
 --------------------------------------------------------------------
   Average Regular Savings                          17,618     17,940
 --------------------------------------------------------------------
   Average Money Market Savings                    107,723    101,123
 --------------------------------------------------------------------
   Average CDs Less than $100,000                  159,120    152,609
 --------------------------------------------------------------------
   Average CDs Greater than $100,000               142,126    118,124
 --------------------------------------------------------------------
   Average Other Time                               16,168     14,499
 --------------------------------------------------------------------
 Average Federal Funds Purchased                     3,149      2,085

 --------------------------------------------------------------------
 Average Securities Sold Under
  Repurchase Agreement                              45,686     49,884
 --------------------------------------------------------------------
 Average FHLB Advances                              18,698     19,120
 --------------------------------------------------------------------

CONTACT:  Monroe Bancorp
          Mark D. Bradford, President and Chief Executive Officer
          (812) 331-3455